Cash and cash equivalents	6 Months Ended
Jun. 30, 2019
Cash and cash equivalents
Cash and cash equivalents

4. Cash and cash equivalents

	Six Months Ended	Year Ended
	June 30,	December 31,
(in thousands of €)	2019	2018
Cash equivalents	€113,505	€217,626
Cash and bank balances	54,288	63,414
	€167,793	€281,040

On June 30, 2019, cash and cash equivalents amounted to €167.8 million, compared to €281.0 million on December 31, 2018 and included cash equivalents and cash and bank balances held in different financial institutions. Cash positions are invested with selected financial institutions, which are considered to be high-quality financial institutions with sound credit ratings, or in highly-rated money market funds. Policies are in place that limit the amount of credit exposure to any specific financial institution.